Exhibit 99.4

February 14, 2018

Dear Granite Employees,

Today marks an exciting milestone in Granite’s nearly 100-year history. This morning we announced an agreement to acquire Layne Christensen, a leading water management, construction, and drilling company, in a stock-for-stock transaction valued at $565 million, including net debt. With the addition of Layne, Granite will be positioned as a national leader across both the transportation and water infrastructure markets with greater scale and capabilities. You can read the full press release here and you can learn more about Layne by visiting its website at www.layne.com.

We have known and admired Layne for many years. Based in Houston, Layne has a 135-year plus heritage in providing responsible solutions for the world’s toughest water, mineral, and energy challenges. With a #1 position in well drilling and #2 position in cured-in-place pipe (CIPP) rehabilitation, Layne has a broad portfolio with a diverse and growing customer base across a variety of end markets, including municipal, industrial, agriculture, and energy. By leveraging Layne’s expertise and leading water positions, we will be able to take advantage of the attractive macro dynamics of the water services industry and drive significant benefits for our stakeholders.

Together, Granite and Layne will have nearly 7,000 employees, providing expanded career opportunities as a larger, stronger, and more diversified company. Additionally, Layne employees will benefit from the upside and strong growth prospects of being part of a larger infrastructure company, while Granite will gain the expertise and specialized skills of Layne employees as we expand our presence in water infrastructure.

Layne fits perfectly with our goal of becoming a full suite provider of construction and rehabilitation services for the water and wastewater market. Bringing together our complementary organizations will enhance our service offerings and expand our footprint, creating a platform for growth. Importantly, Granite and Layne share similar cultures and core values focused on ethics, safety, sustainability, and a commitment to the communities in which we work and live. Having recently been named as one of the World’s Most Ethical Companies by the Ethisphere Institute for the ninth year in a row, we look forward to working with Layne to build upon the reputation of trust and confidence that we have earned with all our stakeholders.

I know you’ll join me in welcoming Layne’s talented employees to Granite. Together, I am confident that we will be even better positioned to execute our priorities and achieve the objectives of our 2020 strategic plan.

Looking ahead, the transaction is expected to close in the second quarter of 2018, subject to Layne shareholder approval and other customary closing conditions. Until the closing, Granite and Layne will continue to operate as independent companies. Today’s announcement will have no impact on our day-to-day operations, and I know that I can count on each of you to maintain your focus on safety and operational performance. Over the coming months, we expect to build an integration planning team, led by members of the senior management of both companies. The integration team will work to address how we can best bring our companies together.

We have prepared the attached FAQs to answer some questions you may have about the transaction. We will also be hosting an all employee webinar on Friday to discuss this announcement in more detail as well as our fourth quarter / full year 2017 earnings results.

This announcement will likely lead to increased interest in Granite, and it is important we speak with one voice. If you receive an inquiry from the media, please forward them to Jacque Fourchy at jacque.fourchy@gcinc.com or 831-761-4741. If you receive any investor inquiries, please forward them to Ron Botoff at ronald.botoff@gcinc.com or 831-728-7532.

The key to our success has been — and will continue to be — you, the exceptional people of Granite. Thank you for your continued hard work and commitment to Granite’s core values and our customers. I look forward to sharing more about this exciting moment in our company’s history and the bright future we have ahead of us.

Sincerely,

Jim

/s/ James H. Roberts
James H. Roberts

President & CEO

585 West Beach Street Watsonville, CA 95077 Direct 831-761-7845 jim.roberts@gcinc.com www.graniteconstruction.com

Forward Looking Statements

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Granite’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Granite and Layne, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to: (1) references to the anticipated benefits of the proposed transaction; (2) the expected future capabilities and served markets of the individual and/or combined companies; (3) projections of financial results, whether by specific market segment, or as a whole, and whether for each individual company or the combined company; (4) market expansion opportunities and segments that may benefit from sales growth as a result of changes in market share or existing markets; (5) the financing components of the proposed transaction; (6) potential credit scenarios, together with sources and uses of cash; and (7) the expected date of closing of the transaction.

These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that may cause such a difference in connection with the proposed transaction include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of Layne are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Granite or Layne; (5) the ability of Granite or Lyane to retain and hire key personnel; (6) competitive responses to the proposed transaction and the impact of competitive products; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) the terms and availability of the indebtedness planned to be incurred in connection with the transaction; and (11) legislative, regulatory and economic developments, including changing business conditions in the construction industry and overall economy as well as the financial performance and expectations of Granite and Layne’s existing and prospective customers. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Granite will file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this document, which speak only as of this date. Neither Granite nor Layne undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Granite, Layne, or the combined company, following the implementation of the proposed transaction or otherwise.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Granite’s overall business, including those more fully described in Granite’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2016, and Layne’s overall business and financial condition, including those more fully described in Layne’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 31, 2017.

No Offer or Solicitation

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information and Where to Find It

In connection with the proposed transaction, Granite will file a registration statement on Form S-4, which will include a preliminary prospectus of Granite and a preliminary proxy statement of Layne (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. The registration statement has not yet become effective and the proxy statement/prospectus included therein is in preliminary form. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be sent to Layne’s stockholders.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Granite on Granite’s Investor Relations website (investor.Granite.com) or by writing to Granite, Investor Relations, 585 West Beach Street, Watsonville, CA 95076 (for documents filed with the SEC by Granite), or by Layne on Layne’s Investor Relations website (investor.laynechristensen.com) or by writing to Layne Company, Investor Relations, 1800 Hughes Landing Boulevard, Suite 800, The Woodlands, TX 77380 (for documents filed with the SEC by Layne).

Participants in the Solicitation

Granite, Layne, and certain of their respective directors, executive officers, other members of management and employees and agents retained, may, under SEC rules, be deemed to be participants in the solicitation of proxies from Layne stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Layne stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about Granite’s executive officers and directors in its definitive proxy statement filed with the SEC on April 25, 2017. You can find more detailed information about Layne’s executive officers and directors in its definitive proxy statement filed with the SEC on April 28, 2017. Additional information about Granite’s executive officers and directors and Layne’s executive officers and directors will be provided in the above-referenced Registration Statement on Form S-4 when it becomes available.